UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

October 31, 2015

Date of Report (Date of Earliest Event Reported)

HEWLETT PACKARD ENTERPRISE COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-37483	47-3298624
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Hanover Street, Palo Alto, CA	94304
(Address of Principal Executive Offices)	(Zip Code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2015 and November 1, 2015, Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), or a subsidiary thereof, entered into several agreements with Hewlett-Packard Company (renamed HP Inc.) (“HP Inc.”) that govern the relationship between Hewlett Packard Enterprise and HP Inc. following the Distribution (as defined below), including the following:

•	Separation and Distribution Agreement (the “SDA”)

•	Transition Services Agreement

•	Tax Matters Agreement

•	Employee Matters Agreement

•	Real Estate Matters Agreement

•	Master Commercial Agreement

•	Information Technology Service Agreement

A summary of the principal terms of each of these agreements is set forth in the section entitled “Certain Relationships and Related Person Transactions—Agreements with HP Inc.” contained in the Information Statement filed as Exhibit 99.1 to this Current Report on Form 8-K (the “Information Statement”), which summaries are incorporated herein by reference. The summaries do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements, each of which is attached hereto as Exhibit 2.1, 2.2, 2.3, 2.4, 2.5, 2.6 and 2.7, respectively, and is incorporated herein by reference.

The information described below under “Item 2.03. Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of a Registrant” is hereby incorporated by reference into this Item 1.01.

Item 2.01.	Completion of the Acquisition or Disposition of Assets.

Effective as of 12:01 a.m. Eastern time on November 1, 2015, pursuant to the SDA, HP Inc. completed the previously announced separation of its enterprise technology infrastructure, software, services and financing businesses from its personal systems and printing businesses (the “Separation”), which was accomplished by the distribution of the outstanding common stock of Hewlett Packard Enterprise to HP Inc. stockholders as of the close of business on October 21, 2015, the record date for the distribution (the “Distribution”). HP Inc. stockholders received one share of Hewlett Packard Enterprise common stock for every one share of HP Inc. common stock held at the close of business on the record date.

Hewlett Packard Enterprise is now an independent public company, and its common stock began regular-way trading under the symbol “HPE” on the New York Stock Exchange (“NYSE”) on November 2, 2015. HP Inc. distributed a total of approximately 1.805 billion shares of Hewlett Packard Enterprise common stock to the HP Inc. stockholders as of the close of business on the record date.

Item 2.03.	Creation of a Direct Financial Obligation or Obligation under an Off Balance Sheet Arrangement of a Registrant.

On November 1, 2015, Hewlett Packard Enterprise entered into a revolving credit facility (the “Credit Agreement”), together with the lenders named therein, JPMorgan Chase Bank, N.A. (“JPMorgan”), as co-administrative agent and administrative processing agent, and Citibank, N.A., as co-administrative agent, providing for a senior, unsecured revolving credit facility with aggregate lending commitments of $4,000,000,000. Loans under the revolving credit facility may be used for general corporate purposes.

Commitments under the Credit Agreement will be available for a period of five years, which period may be extended, subject to satisfaction of certain conditions, by up to two, one-year periods.

Borrowings under the Credit Agreement will bear interest at rates per annum, determined, at Hewlett Packard Enterprise’s option, by reference either to an alternate base rate (“ABR Borrowing”) or to LIBOR (“Eurodollar Borrowing”). ABR Borrowings will bear interest at (a) the highest of (i) the prime rate announced by JPMorgan, (ii) the Federal Funds Effective Rate plus one-half of 1% and (iii) one-month LIBOR plus 1%, plus (b) a margin of between zero and 75 basis points, depending on the rating of Hewlett Packard Enterprise’s long-term senior unsecured debt. Eurodollar Borrowings will bear interest at (a) the London interbank offered rate for deposits in dollars with a term equivalent to the interest period for such borrowing, plus (b) a margin of between 87.5 and 175 basis points, depending on the rating of Hewlett Packard Enterprise’s long-term senior unsecured debt. In addition, Hewlett Packard Enterprise will pay a commitment fee on unused commitments between 8 and 25 basis points, depending on the rating of Hewlett Packard Enterprise’s long-term senior unsecured debt.

The Credit Agreement contains various customary covenants that limit, among other things, the incurrence of indebtedness by subsidiaries of Hewlett Packard Enterprise, the grant or incurrence of liens by Hewlett Packard Enterprise and its subsidiaries, the entry into sale and leaseback transactions by Hewlett Packard Enterprise and its subsidiaries, and the entry into certain fundamental change transactions by Hewlett Packard Enterprise and its significant subsidiaries. The Credit Agreement contains a covenant pursuant to which Hewlett Packard Enterprise will not permit the ratio of consolidated EBITDA to consolidated net interest expense for any period of four consecutive fiscal quarters to be less than 3.0 to 1.0.

The Credit Agreement includes customary events of default, including events of default relating to non-payment of amounts due under the Credit Agreement, material inaccuracy of representations and warranties, violation of covenants, non-payment or acceleration of other material indebtedness, bankruptcy and insolvency, unsatisfied material judgments and change of control. Under the Credit Agreement, if an event of default occurs, lenders holding a majority of the revolving commitments will have the right to terminate the commitments and accelerate the maturity of any loans outstanding.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In the ordinary course of their respective financial services businesses, the lenders party to the Credit Agreement, or their respective affiliates, have provided, and may in the future provide, to Hewlett Packard Enterprise, and persons and entities with relationships with Hewlett Packard Enterprise, a variety of services, including cash management, investment research and management, commercial banking, hedging, brokerage and advisory or other financial and non-financial activities and services, for which they received or will receive customary fees and expenses.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Hewlett Packard Enterprise Board of Directors and Committees

On October 8, 2015, when Hewlett Packard Enterprise’s Registration Statement on Form 10 (File No. 001-37483), initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 1, 2015, as amended, was declared effective, the members of the Hewlett Packard Enterprise board of directors consisted of Michael J. Angelakis, Jeremy K. Cox, Catherine A. Lesjak, Jim Rittinger and Rishi Varma.

In connection with the consummation of Separation, each of Jeremy K. Cox, Catherine A. Lesjak, Jim Rittinger and Rishi Varma resigned from the Hewlett Packard Enterprise board of directors, and each of Dan Ammann, Marc L. Andreessen, Leslie A. Brun, Pamela Carter, Klaus Kleinfeld, Raymond J. Lane, Ann M. Livermore, Raymond E. Ozzie, Gary M. Reiner, Patricia F. Russo, Lip-Bu Tan and Margaret C. Whitman was appointed to the Hewlett Packard Enterprise board of directors, in each case effective as of November 1, 2015.

Also effective as of November 1, 2015, Ms. Russo was appointed Nonexecutive Chairman of the Board, and certain of the newly appointed directors joined the standing committees of the Hewlett Packard Enterprise board of directors. The membership of the standing committees of the Hewlett Packard Enterprise board of directors is as follows:

Audit Committee

Michael J. Angelakis

Leslie A. Brun

Pamela Carter

Nominating, Governance and Social Responsibility Committee

Klaus Kleinfeld

Gary M. Reiner

Lip-Bu Tan

Human Resources and Compensation Committee

Leslie A. Brun

Pamela Carter

Klaus Kleinfeld

Finance and Investment Committee

Dan Ammann

Marc L. Andreessen

Michael J. Angelakis

Raymond E. Ozzie

Gary M. Reiner

Raymond J. Lane

Ann M. Livermore

Technology Committee

Marc L. Andreessen

Raymond J. Lane

Raymond E. Ozzie

Gary M. Reiner

Lip-Bu Tan

The section of the Information Statement entitled “Management—Our Board of Directors Following the Separation,” which contains biographical information for each director, is incorporated herein by reference.

Hewlett Packard Enterprise Executive Officers

Additionally, in connection with the consummation of the Separation, Joseph Ayers resigned as President of Hewlett Packard Enterprise, and Hewlett Packard Enterprise appointed Margaret C. Whitman (age 59) as President and Chief Executive Officer, Martin Fink (age 51) as Executive Vice President and Chief Technology Officer, Henry Gomez (age 52) as Executive Vice President, Chief Marketing and Communications Officer, John M. Hinshaw (age 45) as Executive Vice President, Technology and Operations, Christopher P. Hsu (age 45) as Executive Vice President and Chief Operating Officer, Kirt P. Karros (age 46) as Senior Vice President, Finance and Treasurer, Alan May (age 57) as Executive Vice President, Human Resources, Michael G. Nefkens (age 46) as Executive Vice President, Enterprise Services, Antonio Neri (age 48) as Executive Vice President and General Manager, Enterprise Group, Jeff T. Ricci (age 54) as Senior Vice President, Controller and Principal Accounting Officer, John F. Schultz (age 51) as Executive Vice President, General Counsel and Secretary, Timothy C. Stonesifer (age 48) as Executive Vice President and Chief Financial Officer, and Robert Youngjohns (age 64) as Executive Vice President and General Manager, HP Software, in each case effective as of November 1, 2015.

The section of the Information Statement entitled “Management—Our Executive Officers Following the Separation,” which contains biographical information for each executive officer named above, is incorporated herein by reference.

Adoption of 2015 Stock Incentive Plan

In connection with the Separation, the Hewlett Packard Enterprise board of directors adopted (and the sole stockholder of Hewlett Packard Enterprise prior to the Separation approved) the Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (the “SIP”), effective as of November 1, 2015. A summary of the principal terms of the SIP is set forth in the section of the Information Statement entitled “Hewlett Packard Enterprise Company 2015 Stock Incentive Plan,” which summary is incorporated herein by reference. The summary of the SIP does not purport to be complete and is qualified in its entirety by reference to the full text of the SIP, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Adoption of Severance and Long-Term Incentive Change in Control Plan for Executive Officers

The Hewlett Packard Enterprise board of directors adopted the Hewlett Packard Enterprise Company Severance and Long-Term Incentive Change in Control Plan for Executive Officers (the “Severance Plan”), effective as of November 1, 2015. A summary of the principal terms of the Severance Plan is set forth in the section of the Information Statement entitled “Hewlett Packard Enterprise Company Severance and Long-Term Incentive Change in Control Plan for Executive Officers,” which summary is incorporated herein by reference. The summary of the Severance Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Severance Plan, which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 31, 2015, the Amended and Restated Certificate of Incorporation of Hewlett Packard Enterprise (the “Charter”) and the Amended and Restated Bylaws of Hewlett Packard Enterprise (the “Bylaws”) became effective. A summary of the principal terms of the Charter and Bylaws is set forth in the section of the Information Statement entitled “Description of Hewlett Packard Enterprise’s Capital Stock,” which summary is incorporated herein by reference. The summary of the Charter and the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 5.05.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Separation, effective as of November 1, 2015, Hewlett Packard Enterprise adopted its Corporate Governance Guidelines and a Standards of Business Conduct. A copy of the Corporate Governance Guidelines and Standards of Business Conduct are available under the Investor Relations section of Hewlett Packard Enterprise’s website, www.hpe.com. The information on the Hewlett Packard Enterprise website does not constitute part of this Current Report on Form 8-K and is not incorporated herein by reference.

Item 8.01.	Other Events.

Press Release

On November 2, 2015, Hewlett Packard Enterprise issued a press release announcing the completion of the Separation. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Adoption of Forms of Grant Agreements

Hewlett Packard Enterprise has adopted forms of grant agreements under the SIP for awards to executives in the form of non-qualified stock options, restricted stock units, performance-adjusted restricted stock units, restricted stock unit launch grants and performance-contingent stock option launch grants. Copies of these forms are attached hereto as Exhibits 10.4, 10.5, 10.6, 10.7 and 10.8, respectively. In addition, Hewlett Packard Enterprise has adopted forms of grant agreements under the SIP for awards to non-employee directors in the form of stock options and restricted stock units. Copies of these forms are attached hereto as Exhibits 10.9 and 10.10.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. See Exhibit Index.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY

DATE: November 5, 2015	By:	/s/ RISHI VARMA
	Name:	Rishi Varma
	Title:	Senior Vice President, Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Separation and Distribution Agreement, dated as of October 31, 2015, by and among Hewlett-Packard Company, Hewlett Packard Enterprise Company and the Other Parties Thereto*

2.2	Transition Services Agreement, dated as of November 1, 2015, by and between Hewlett-Packard Company and Hewlett Packard Enterprise Company*

2.3	Tax Matters Agreement, dated as of October 31, 2015, by and between Hewlett-Packard Company and Hewlett Packard Enterprise Company*

2.4	Employee Matters Agreement, dated as of October 31, 2015, by and between Hewlett-Packard Company and Hewlett Packard Enterprise Company*

2.5	Real Estate Matters Agreement, dated as of October 31, 2015, by and between Hewlett-Packard Company and Hewlett Packard Enterprise Company*

2.6	Master Commercial Agreement, dated as of November 1, 2015, by and between Hewlett-Packard Company and Hewlett Packard Enterprise Company*

2.7	Information Technology Service Agreement, dated as of November 1, 2015, by and between Hewlett-Packard Company and HP Enterprise Services, LLC*

3.1	Amended and Restated Certificate of Incorporation of Hewlett Packard Enterprise Company

3.2	Amended and Restated Bylaws of Hewlett Packard Enterprise Company

10.1	Credit Agreement, dated as of November 1, 2015, by and among Hewlett Packard Enterprise Company, JPMorgan Chase Bank, N.A., Citibank, N.A., and the other parties thereto

10.2	Hewlett Packard Enterprise Company 2015 Stock Incentive Plan (incorporated by reference to Exhibit 10.1 to the Registration Statement on Form 10 (File No. 001-37483) filed by Hewlett Packard Enterprise Company with the U.S. Securities and Exchange Commission on September 28, 2015)

10.3	Hewlett Packard Enterprise Company Severance and Long-Term Incentive Change in Control Plan for Executive Officers (incorporated by reference to Exhibit 10.4 to the Registration Statement on Form 10 (File No. 001-37483) filed by Hewlett Packard Enterprise Company with the U.S. Securities and Exchange Commission on September 28, 2015)

10.4	Form of Non-Qualified Stock Option Grant Agreement

10.5	Form of Restricted Stock Unit Grant Agreement

10.6	Form of Performance-Adjusted Restricted Stock Unit Grant Agreement

10.7	Form of Restricted Stock Unit Launch Grant Agreement

10.8	Form of Performance-Contingent Non-Qualified Stock Option Launch Grant Agreement

10.9	Form of Non-Employee Director Stock Options Grant Agreement

10.10	Form of Non-Employee Director Restricted Stock Unit Grant Agreement

99.1	Information Statement of Hewlett Packard Enterprise Company, dated as of October 8, 2015

99.2	Press Release, dated November 2, 2015

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Hewlett Packard Enterprise Company hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.